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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported: April 21, 1998)


                  ADVANCED LIGHTING TECHNOLOGIES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
         OHIO                               O-27202                    34-1803229
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(STATE OR OTHER JURISDICTION               (COMMISSION                 (IRS EMPLOYER
         OF INCORPORATION)                  FILE NUMBER)               IDENTIFICATION NO.)
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2307 EAST AURORA ROAD, SUITE ONE, TWINSBURG, OHIO   44087
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

Registrant's telephone number, including area code 330/963-6680
                                                   -----------------------------

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

On May 5, 1998, Advanced Lighting Technologies, Inc. ("ADLT") announced that it plans to execute a spinoff of its Microsun Technologies, Inc. subsidiary to ADLT shareholders. ADLT's press release, dated May 5, 1998, relating to the proposed spinoff, is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

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
Exhibit No.             Description of Exhibits                                       Page No.
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
99.1     Press release of Advanced Lighting Technologies, Inc.                           __
         dated May 5, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED LIGHTING TECHNOLOGIES, INC.
                                                  (Registrant)


Date: May 5, 1998              By:  /s/ Wayne R. Hellman
                                    -------------------------------------------
                                           Wayne R. Hellman
                                           Chairman and Chief Executive Officer
































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                                  EXHIBIT INDEX
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
EXHIBIT NO.                DESCRIPTION OF EXHIBITS                                           PAGE NO.
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
99.1        Press release of Advanced Lighting Technologies, Inc. dated May                   __
            5, 1998.
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